Citigroup Global REIT CEO Conference

March 5-6, 2018



Duke REALTY

Forward-Looking Statement

This slide presentation contains statements that constitute "forward-looking statements" within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934 as amended by the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, among others, our statements regarding (1) strategic initiatives with respect to our assets, operations and capital and (2) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by forward-looking statements in this slide presentation. Many of these factors are beyond our ability to control or predict. Factors that could cause actual results to differ materially from those contemplated in this slide presentation include the factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable, however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information or future developments or otherwise.

Certain of the financial measures appearing in this slide presentation are or may be considered to be non-GAAP financial measures. Management believes that these non-GAAP financial measures provide additional appropriate measures of our operating results. While we believe these non-GAAP financial measures are useful in evaluating our company, the information should be considered supplemental in nature and not a substitute for the information prepared in accordance with GAAP. We have provided for your reference supplemental financial disclosure for these measures, including the most directly comparable GAAP measure and an associated reconciliation in the appendix to this presentation as well as in our most recent quarter supplemental report and earnings release, the latter two of which are available on our website at www.dukerealty.com. Our most recent quarter supplemental report also includes the information necessary to recalculate certain operational ratios and ratios of financial position. The calculation of these non-GAAP measures may differ from the methodology used by other REITs, and therefore, may not be comparable.

Contents



Who We Are

Largest pure play domestic-only industrial REIT

Founded 1972, IPO 1993; enterprise value ~$12 billion

492 modern facilities; 146 million Sq Ft


ePort, Perth Amboy, New Jersey
Turnpike Exit 10 Submarket
(3 buildings totaling 1.3 million SF)

Member of S&P 500 Index

Baa1/BBB+ credit ratings; very strong corporate governance

21 major U.S. logistics markets; 1,000 Tenants

Why Duke Realty?

- ✓ Superior Asset Quality
- ✓ Deep and Experienced Management Team; Vertically Integrated
- ✓ 45 Year Development Track Record; Significant Value Creation
- ✓ Core Portfolio supports Low Volatility, Property NOI Growth
- ✓ Best in Class Balance Sheet; Consistent AFFO Growth
- ✓ Conservative Dividend Payout Ratio with Dividend Upside


5501
Chesapeake Commerce 5501 (Amazon), Baltimore, MD

Industrial Advantage

45 YEARS	of industrial operating and development experience as primary driver of company growth
MODERN BULK DISTRIBUTION	big-box focus resulting in higher credit quality tenants with fewer overall tenants to manage
"TIER 1" MARKETS	focus in large population centers with key trucking, rail, air cargo and shipping corridors
GROWING NOI STREAM	with contractual rent escalations and increasing rental rates on rollover; capture strong market rent growth; low capex and highly occupied development project deliveries
E-COMMERCE & SUPPLY CHAIN RECONFIGURATION	secular trends driving an extended cycle of incremental demand for modern industrial product


Con-way


amazon
fulfillment





KEY INDUSTRIAL BUSINESS DRIVERS & STATE OF THE MARKET

Demand: Macroeconomic Indicators / Drivers

	Correlation[1]	Growth Forecast	Trend
E-Commerce Sales	75% correlated to modern logistics facility [2] absorption	13-15%[3]	↑
Retail Sales[4]	40%	5.0-6.0%[4]	↗
Brick 'n Mortar Sales[4]	40%	4.0-5.0%[4]	↗
GDP	55%	2.2-2.6%[5]	↗
Inbound Port Traffic, Intermodal Rail, Retail Inventories, Industrial Production	50-60%	2.0-3.0%[6]	↗

(1) Per CoStar Portfolio Strategy (CPS) *"Leading Economic Indicators" for logistics* ; (2) Modern, logistics facility defined as >1995 age and 250K+ SF size; correlation is to square feet of absorption and assumes 1-4 quarter lead; (3) Forecasts per CPS; (4) Retail Sales *forecasts represents "Retail Sales excluding food* services, Auto & *Gas"*, as of Q4 per CPS, *"Brick 'n* Mortar Sales represents Retail ex-A&G less E-comm; (5) 2018 GDP per 12/13/17 FOMC projections; (6) Represents 2018 *forecast for industrial production, per Moody's Analytics.*

E-Commerce penetration and growth rate signal continued outsized growth

E-comm sales capturing greater proportion of overall retail sales – projections are a rise to 15-20% by 2020

E-commerce as a % of Total Retail Sales



2.5%
2.9%
3.4%
3.6%
4.0%
4.4%
4.8%
5.3%
5.8%
6.4%
7.2%
8.0%
8.9%
2005
2007
2009
2011
2013
2015
2017

Source: Retail sales (incl A&G) and Ecomm sales as of Q4 per Census Bureau; if exclude A&G, penetration rises from 8.9% to 13.6%. E-comm sales capture in 2020 per eMarketer.

E-comm sales growing approximately 15% annually ~ 3x to 4x rate of bricks and mortar

Growth Rate: E-commerce vs. in-store sales



YOY %
35%
25%
15%
5%
-5%
-15%
E-COMMERCE
17%
4%
IN-STORE
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Demand: New industrial square footage needed to keep up with growth in e-commerce sales

$1 billion of E-commerce sales requires approximately 1 million SF of fulfillment space[1]

E-commerce sales require approximately 3 times the square footage of warehouse vs. bricks and mortar

Projected E-comm sales[2] from 2018 through 2021 could drive approximately 339 million SF of incremental demand

Incremental SF estimated from E-Comm per year
(square feet millions)



29
31
30
38
42
51
62
68
78
90
103
Projected cumulative 339 million square feet through 2021
2011
2013
2015
2017
2019
2021

(1) Metric per CBRE, Cushman & Wakefield, NAIOP. (2) Assumes E-comm sales growth of 15%, which is consistent with the actual 2015-2017 quarterly growth rate range of 15-17%

Evolution of Amazon Distribution Network Growth

Amazon's use of smaller delivery stations and Prime Now Hubs are growing, but are still a very small part of their **distribution network. Growth opportunities are still far larger in their more traditional larger distribution and** ***sortation centers. DRE's portfolio*** **development platform and relationships are best positioned to capture growth.**



Properties Added
(millions SF)
30
25
20
15
10
5
0
2005
2007
2009
2011
2013
2015
2017
Total Amazon SF
Opened & Announced
(in millions)
6.0 SF
8.9 SF
15.0 SF
114.7 SF

Sources: Historical data and facility types per MWPVL & CoStar, 2017 = Q3 YTD + estimated. "Total opened and announced" data per C&W eComm Advisory Group, Feb 2018.

FULFILLMENT/DISTRIBUTION CENTER
- typical range 500K - 1.0M SF





SORTATION CENTER
- typical size 200K - 500K SF





DELIVERY STATION
- typical size 50K - 200K SF





PRIME NOW HUB
- typical size 25K - 50K SF





Supply: Supply in better shape than last cycle, supported by stronger occupancy and rent growth backdrop



Under Construction (MSF)*
Under Construction as % of Stock*
250
200
150
100
50
0
4%
3%
2%
1%
0%
UC % of Stock
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017



Market Rent Growth (Y/Y)*
2.5%
2.4%
-0.6%
-4.2%
-2.8%
-0.1%
1.8%
3.5%
5.0%
6.0%
6.3%
6.1%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017

Total Under Construction as % of Stock at ~1.6% compared to nearly **2% at the last peak**

\+

Vacancy Rates today at ~**4.5%** **are 350 basis points lower** than last cycle low

=

Stronger **Rent Growth** this cycle

Source: CoStar's all industrial *National index comprising 54 major Core Based Statistical Areas (CBSAs) as defined by U.S.OMB. As of 2/19/2018


17791 Perris Boulevard (Deckers Outdoor Corp), Inland Empire East Submarket

ASSET STRATEGY | OPERATING PORTFOLIO

Portfolio Geography

Diversified in 21 major industrial logistics markets

Growth focus in Tier 1 markets

57% Tier 1 market exposure


Seattle
Minneapolis-St. Paul
Eastern/Central Pennsylvania
New Jersey
Chicago
Columbus
Baltimore
Washington DC
Northern California
Indianapolis
Cincinnati
St. Louis
Raleigh
Nashville
Southern California
Atlanta
Savannah
Dallas
Houston
Central Florida
South Florida

Concentration by NAV

$100MM – $300MM | $300MM – $500MM | $500MM – $750MM | > $750M

Note: Cap rate estimates for NAV per CBRE semi-annual cap rate survey plus an adjustment factor per DRE relative portfolio quality by market.

In-Service Industrial Portfolio – Peer Comparison

U.S. Industrial Size Exposure

(in millions of square feet, at pro rata ownership)



< 100K SF
100K-500K SF
> 500K SF
262
35
154
73
PLD
132
6
71
55
DRE
89
12
48
29
LPT
68
10
42
16
DCT
68
4
53
11
STAG
60
15
30
15
FR
37
20
17
EGP

Source: Estimates based on pro rata ownership percent of domestic, industrial-only facilities per Q4 supplemental reports. Square feet by size allocations per CoStar database.

Average Building Size

(000's square feet)



81
118
173
179
191
205
288
EGP
FR
DCT
PLD
LPT
STAG
DRE

Source: Estimates based on domestic, industrial-only facilities per Q4 2017 company supplementals (LPT and EGP per CoStar January, 2018). No adjustment for partial property ownership interests.

Average Building Age

(in years)



DRE
11
LPT
17
DCT
19
EGP
21
PLD
22
FR
24
STAG
28

Source: Per CoStar database based on wtd avg RBA basis, flex & industrial, in-service, only, January, 2018. DRE per internal records. No adjustment for partial property ownership interests.

Modern Portfolio Advantage | 32'+ Clear Height Capturing Outsized Demand

Portfolio Average Clear Height

(in feet)



Peers
28
DRE
31



32'+ Clear Height driving majority of absorption growth, contributing to strong second generation leasing and development opportunities.
DUKE REALTY PORTFOLIO BEST POSITIONED

Ceiling Clear Height Stratification



Duke Realty
Duke Peers
U.S. 54 Major Metros
2%
19%
31%
12%
25%
23%
25%
28%
23%
40%
20%
16%
21%
9%
6%
0-23 feet
24-27 feet
28-31 feet
32-35 feet
>35 feet

32'+ Clear Height Ranking

(as % of each data set total portfolio)



61%
29%
22%
DRE
Peers
CoStar54

% of Total Absorption Represented By 32'+ Clear Height

(as % of CoStar54 total inventory)



70%
58%
70%
50%
30%
10%
% Since 2016
% Since 2014

Note: Peers include DCT, EGP, FR, LPT, PLD, and STAG. Per CoStar as of January 2018; DRE Q4 2017 actual.

Modern, Big Box Facilities Producing Strong Rent Growth and Low Capex . . . Drives AFFO Growth

Duke Realty Renewal Rent Growth by Building Size

(2013 - 2017)



12%
12%
15%
12%
<100K SF
100K-500K SF
>500K SF
Total

National Average Rent By Age*



Older than 2005
2005 or Newer
$6.05
$6.51
7.6% higher rents

*Asking rents for logistics facilities only per CoStar, as of mid-February 2018. Comprises 38 Core Based Statistical Areas (CBSAs) as defined by the U.S. OMB where Duke Realty owns logistics properties. Rent observations are equal-weighted at the building level, not weighted by market size.

Duke Realty Average TIs/LCs

(as % of Net Effective Rent*)



15%
12%
11%
12%
<100K SF
100K-500K SF
>500K SF
Total

*Net Effective Rent ("NER") is the total rent excluding expense reimbursements collected over the life of a lease. Capex comprises second generation TI's and LC's. (2008 - 2017)

Duke Realty Average Building Improvements**

(per square foot)



-- Size Stratification --
$0.15
$0.07
$0.02
$0.06
<100K SF
100K-500K SF
>500K SF
Total
-- Age Stratification --
$0.02
$0.09
$0.14
$0.06
0-10
10-20
20+
Total

** Capital costs to maintain the quality and functionality of a building - primarily roof, HVAC, parking and truck court replacements. (2008 - 2017)

Tenant Profile and Risk Management

Rank	Tenant		AGLV	% of Total AGLV
1	Amazon.com	$	33.7	6.0%
2	Wayfair Inc.		11.8	2.1%
3	NFI Industries		10.0	1.8%
4	Home Depot		8.7	1.6%
5	Floor & Décor Outlets		8.3	1.5%
6	Crate and Barrel		8.2	1.5%
7	Target Corporation		7.6	1.3%
8	HD Supply Inc		6.1	1.1%
9	XPO Logistics		5.8	1.0%
10	Lagardere Group		5.6	1.0%
	Total	**$**	**105.8**	**18.9%**



Health Services 3%
Chemical Products 2%
Other[(1)] 3%
Publishing 3%
Technology 3%
Textiles 4%
Transportation 19%
Food products 6%
Manufactured Products 15%
Consumer Services 5%
Wholesale Goods 10%
Retail 10%
E-commerce 17%

(1) Other includes government agencies, construction, financial services, utilities, and agriculture

Strong Financial Review Protocols

- Due Diligence on prospective tenants
- Credit analysis reviews
- Rent reserve protocols
- Watch-lists
- Bi-annual market review meetings

Proactive Asset Management

- Strong tenant relationships
- Regular physical inspections
- Aggressive accounts receivable control
- Operating expense & capital expenditure control
- Location strategy, standard facility build-outs and strong regional operations teams contribute to reduced risk on re-leasing space and maintaining long term functionality

Operating Platform Aligned with E-commerce Growth

17% of tenant base e-commerce oriented… and growing

39% of development starts since 2013 e-commerce related

469,000 square feet average e-commerce lease size since 2013



Legacy Commerce Center (Brownfield development), Linden, NJ

ASSET STRATEGY | DEVELOPMENT CAPABILITIES

Development Strategic Advantages

45 YEARS	of development **experience**
STRATEGIC LAND	locations that can support approximately **34 million square feet of industrial development** (including land options)
65% REPEAT BUSINESS	since 2010 with **national customers**; growing track record in executing e-commerce facilities . . nearly **20% of current pipeline e-commerce related**
INTERNAL TEAM	provides **competitive advantage** in all aspects of development, including preconstruction and construction, to deliver **lowest cost projects** on schedule
STRONG RISK MANAGEMENT	policies in place to **govern speculative exposure** and development pipeline size

Development Strategic Advantages

Activity Since 2010

$2.85B investment and 110 development projects

54% of projects build-to-suit; 58% of projects > 50% pre-leased

$660 million estimated value creation(1)

Yields and profit margins of 6.7% and 23%, respectively(2)



(1) Value creation uses market cap rates at delivery date, with cap rate sources per CBRE and internal records; (2) Based on stabilized cash yield.

2017 Select Development Starts

2017 Starts in Aggregate
- **$845 million** projected costs
- **10.8 million** square feet
- **60%** pre-leased
- **6.2%** initial yield, **mid 20's% range** estimated margin



Minneapolis
- One spec development
- 375,000 SF
- 46% pre-leased; currently 100% leased



Pennsylvania
- Two spec developments
- 1.8 million SF; 0% pre-leased



New Jersey
- One 659,000 SF spec development
- 0% pre-leased



Southern California
- 1.5 million SF in three projects
- Two build-to-suits (1.2M SF)
- One spec development; 0% pre-leased



Indianapolis
- 1.3 million SF in three projects
- Two build-to-suits
- One spec development; 65% pre-leased; currently 100% leased



Atlanta
- One 337,000 SF spec development
- 0% pre-leased



wayfair

Dallas
- 1.6 million SF in three projects
- Two build-to-suits
- One spec development; 0% pre-leased



Central Florida
- 170,000 SF build-to-suit



Houston
- 1.4 million SF in two projects
- One build-to-suit (1.0M SF)
- One spec development; 44% pre-leased



South Florida
- One spec development
- 166,000 SF
- 0% pre-leased; currently 83% leased

Speculative Development: Proven execution

45 speculative projects since 2010

Successful lease-up …average stabilization 6 months after in-service

13% average pre-leased at start; 85% leased at 12/31/2017

$923 million investment; 25-30% margins


Duke
REALTY

In-Fill Redevelopment: Core Expertise

- 29 industrial projects
- 8.3 million square feet
- $780 million investment
- ~30% profit margins

Example In-fill Redevelopment: SoCal – South Bay submarket

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully completed a remediation plan with government agencies, demolished an old manufacturing facility, remediated the site and completed the entitlement process
- Early 2017 commenced 201,000 SF spec development, late 2017 signed lease for 100% of space
- Estimated profit margin 80%+


Los Angeles
110
110
Los Angeles International Airport (LAX) (10 Miles)
11600 Alameda St
201,000 SF
2700 East Imperial Hwy
323,000 SF
Ports of Los Angeles & Long Beach (11 Miles)
105
Imperial Highway
Alameda St

In-fill Redevelopment: SoCal – Mid-Counties submarket


LOS ANGELES
16301 & 16501 Trojan Way
La Mirada
PORT OF LOS ANGELES
AND
PORT OF LONG BEACH
Long Beach


Anaheim
(7 Miles)
Alondra Blvd
16501 TROJAN WAY
497,000 SF
Trojan Way
16301 TROJAN WAY
477,000 SF
UNDER CONSTRUCTION
Ports of
Los Angeles
& Long Beach
(15 Miles)
Los Angeles
International
Airport (LAX)
(23 Miles)
Santa Ana Freeway


16501 TROJAN WAY
497,000 SF
16301 TROJAN WAY
477,000 SF
UNDER CONSTRUCTION
(100% pre-leased to UPS Logistics)

- 2015 in-fill land acquisition of brownfield site, adjacent to existing DRE facility
- Successfully worked through site remediation contingencies and various government approvals
- Late 2016 executed 477,000 SF build-to-suit project with UPS Logistics
- Estimated profit margin > 40%

Strong Relative Development Pipeline

Total U.S. Pipeline Size

(in $ millions)



$974
$676
$436
$412
$105
$291
PLD
DRE
LPT
DCT
EGP
FR

Note: Pipeline size and pre-lease % only include domestic, industrial projects under development and exclude pre-stabilized in-service developments. Source: Q4 2017 and historical company supplementals

Pipeline Pre-leasing Track Record



3 Yr Avg Pre-lease
Current Pre-lease
80%
60%
40%
20%
0%
62%
3 Yr Avg
38%
peer
3 yr avg
(excludes DRE)
PLD
DRE
LPT
DCT
EGP
FR


Lindenmeyr Munroe
1 Catherine Street, Teterboro, NJ, Meadowlands Submarket (156,000 SF)

ASSET STRATEGY | ACQUISITIONS

Acquisition Strategy

MARKET	focused on growth in **Tier 1, primarily high barrier markets** such as Southern California, Northern New Jersey and South Florida
PRODUCT	**Modern, Class A distribution product** and older product in strategic infill locations with potential for redevelopment
INVESTMENT PROFILE	**Core, value add, or opportunistic**
PLATFORM	Use acquisitions to build economies of scale and **leverage regional operations and development platform** in targeted markets
RELATIONSHIPS	**Leverage relationships** with brokers, principals and tenants to focus on both marketed and off-market transactions
EFFICIENCY	**Internal due diligence teams and excellent access** to capital allow for a highly efficient due diligence and funding process

2017 Acquisitions

2017 Industrial Acquisitions:

- **$986 million**
- **7.9 million** square feet
- **69%** leased at acq. dates; currently **84%** leased
- **4.6% – 4.7%** projected initial stabilized yield



Chicago
- I-55 submarket
- Three buildings; 803,000 SF; 83% leased



Northern New Jersey
- Meadowlands submarket
- 156,000 SF; 100% leased


ARTESIA BOULEVARD

Southern California
- Mid Counties submarket
- 219,000 SF; 100% leased



Southern California
- Inland Empire West & San Gabriel Valley
- Four buildings; 752,000 SF; 100% leased



Southern California
- South Bay submarket
- 71,000 SF; 100% leased



Atlanta
- I-20 West/Fulton submarket
- 225,000 SF; 100% leased



NJ – Bridge Portfolio
(see details following page)



Southern California – Bridge Portfolio
- Inland Empire West & San Gabriel Valley
- Two buildings; 866,000 SF; 51% leased



South Florida – Bridge Portfolio
- Central Broward submarket
- Two buildings; 306,000 SF; 90% leased



Southern California
- Inland Empire East
- 794,000 SF; 100% leased



Houston
- Port/Southeast submarket
- Two buildings; 773,000 SF; 100% leased



South Florida
- Medley submarket
- Three buildings; 677,000 SF; 30% leased

Acquisitions – Bridge New Jersey



Point Carlstadt (land)
•194,000 SF; 2018 development
429 Delancy St. (land)
•659,000 SF; Under construction
900 Federal Boulevard
•207,000 SF; 100% leased
E-Port (1000, 980, & 960 High St.)
•1,293,000 SF; 83% leased
337-387 Davidson Mill Rd.
•489,000 SF; 100% leased
10 Broadway Road
•264,000 SF; 100% leased
Manhattan
80
95
78
278
678
1
2
3
4
5
6
7
8
9
10
DUKE REALTY IDENTIFIED SUBMARKETS
Teterboro Airport Ind (1)
Hudson Waterfront (2)
East Newark (3)
West Newark (4)
Elizabeth (5)
Linden (6)
Carteret/Avenel (7)
Perth Arnboy/GSP (8)
Exit 10 (9)
Exit 8A (10)


WAL-MART
AllPoints Midwest Building 3 (Walmart.com), Airport Submarket, Indianapolis, IN

OPERATING STRATEGY

Exceptional Leasing Performance | Record Occupancy and Balanced Supply-Demand Continues to Support Rent Growth



Stabilized Portfolio Occupancy
(stabilized in-service assets)
95.8%
97.1%
97.8%
98.1%
98.5%
2013
2014
2015
2016
2017

Key Metrics Driving Performance[1]

98.1% average stabilized occupancy

19% average rent growth

3.2%[2] same property NOI growth

6.9 years average lease term at signing

5.7 years average lease term remaining (in-service portfolio)

81% average lease renewal rate

(1) Statistics above full year 2017 (unless otherwise noted); Rent growth and renewal metrics based on second generation leasing only. Average lease term includes first generation leases, typically new development starts. (2) Reflects full year 2017 same property growth under new methodology adopted starting 1/01/2018.

Strong Overall NOI Growth

DRE better positioned for overall NOI growth because of higher percentage of properties in non-same property population with significant upside



Q4 Actual NOI (annualized)
NOI Growth Upside
($'s in millions)
$17.0
$439.2
4.0%
2018 Mid-point guidance
(escalators + rent growth + Flat to -0.5% occupancy)
41.0%
growth upside to Stabilization
$41.7
$101.8
18.0%
embedded near term total NOI growth upside from Q4
$40.0
$98.7 Upside
$541.0 Existing
Same Property NOI
Non-Same Property NOI In-service
Under Dev NOI
(future – 2018 & 2019)
Total NOI

Occupancy – DRE Q4	98.0%	76%	63%	93.8%
- occupancy upside to stabilization (~96-98%)	stabilized	+20-22%	+33-35%	+3.2-4.2%
Occupancy – DRE 2Y Avg	97.7%			
Occupancy – Peers Q4	97.1%			
Occupancy – Peers 2Y Avg	96.2%			
In-service NOI % - DRE Q4	81%	19%		
In-service NOI % - Peer Avg Q4	87%	13%		

DRE achieved peak same-property occupancy sooner than peers

DRE has much larger non-same property pool than peers with significant occupancy upside

"Peers" = PLD,DCT,LPT,FR; EGP on NOI basis only. NOI figures on a cash basis. Under Development NOI incorporates unfunded capital requirements to complete construction of facilities.

2018 Same-Property NOI Build-Up

Contributing factors include magnitude of leasing from 2H 2017


5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
+0.1%
+0.8%
+0.5%
+2.3%
+0.3%
Total
4.0%
Rent Growth on 2016 Rollovers
Rent Growth on 2017 Rollovers
Rent Growth on 2018 Rollovers
Embedded rent escalations
Efficiencies / Population Changes
2018 Mid-point Guidance

Same-Property NOI Forecast by Sector

Industrial sector growth expectations significantly stronger than average of sectors


Industrial Sector
Other Major Sectors
5.0%
4.6%
4.5%
3.4%
4.4%
2.7%
4.1%
3.0%
3.6%
2.5%
3.2%
2.5%
2016
2017
2018E
2019E
2020E
2021E

Source: Green Street Advisors, as of 2/20/2018. "Other Major Sectors" comprises Office, Apartments and Retail.

Consistent Historical Cash Flow Growth | Dividends Integral to Investment Returns

AFFO

- 6.1% CAGR[1] 2012-2017 with major asset repositioning and de-leveraging dilution expected to end mid-2018.

Regular Dividends

- Regular common dividend rate raised **5.9%, 5.6%** and **5.3%** in fourth quarters of 2015, 2016 and 2017, respectively.

Special Dividends

- $70 million in 2015 due to significant dispositions. 2017 special dividend from MOB sale of $306 million.

AFFO Growth, as well as FFO Growth, has incurred slight dilution from significant asset recycling since 2012. Growth expected to reach a stronger, more "normalized" level beginning mid-2018.



($ in millions)
$185
$227
$223
$296
$231
$330
$70
$241
$355
$258
$378
$306
$277
$399
$292
$421(2)
2012
2013
2014
2015
2016
2017
2018 Guidance mid-point

	2012	2013	2014	2015	2016	2017	2018
AFFO Payout	83%	76%	71%	68%	69%	70%	70%
Wtd Avg Shares	276.0	329.7	343.5	352.2	357.1	362.0	363.5

(1) Represents compounded annual growth rate of AFFO on a shared-adjusted basis. *(2) 2018 AFFO approximates 2018 DRE Range of Estimates "Growth in AFFO – Share Adjusted" mid-point of 5.5%.*


16328
Lockport 16328 / 16410 / 16508 (3 buildings, 803,000 SF), I-55 Submarket, Chicago, IL

CAPITAL STRATEGY

Strong Credit Ratings

Moody's
Baa1
(stable outlook)

S&P
BBB+
(stable outlook)



($ in millions)
DEBT MATURITIES
Only 24% of debt matures through 2021
$8
$279
$15
$320
$604
$1,326
2018
2019
2020
2021
2022
Thereafter
Weighted Avg Interest Rate
6.20%
7.58%
5.87%
3.72%
4.20%
3.73%
JV Debt
Secured Debt
Unsecured Debt

Note: $227M of the 2019 maturity will be repaid at par in September 2018.

Recently renewed **$1.2 billion line of credit**, extending maturity to 2022 and reducing borrowing costs. Borrowing rate currently ~ 2.5%.

Leverage levels and liquidity / borrowing capacity provides dry powder for significant growth. **Availability to fund future growth of approximately $1.2 – $1.4 billion** without equity while still maintaining leverage metrics within current ratings level.

Conservative Capital Structure with Refinancing Upside

Fixed Charge Coverage Ratio[(1),(2)]



Average: 4.4x
4.9x
4.8x
5.5x
4.8x
3.8x
4.2x
3.8x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Net Debt / EBITDA[(1),(2)]



Average: 5.7x
4.7x
5.3x
5.3x
5.9x
5.6x
4.9x
6.7x
DRE
DRE Guidance
PLD
EGP
DCT
FR
LPT

Debt Profile[(3)]

	Fixed / Variable%	Unsecured / Secured %	Wtd Avg Rate %
DRE	100 / 0	87 / 13	4.3
PLD	81 / 19	85 / 15	3.0
EGP	90 / 10	82 / 18	3.5
DCT	79 / 21	91 / 9	4.5
LPT	88 / 12	91 / 9	3.8
FR	89 / 11	65 / 35	4.4

Refinancing upside to current rates

(1) Peers are 12/31/17 current quarter annualized per Wells Fargo Credit research.
(2) DRE 12/31/17 Actual – Fixed Charge Coverage (FCC) and Net Debt/EBITDA current quarter annualized, DRE Forecast TTM midpoint of guidance.
(3) Per 12/31/17 Company Supplementals. Figures in %'s.


Duke
REALTY
Freeport IX , DEW submarket, Dallas, TX

WHY DUKE REALTY?

Attractive Valuation Metrics

Dividend Yield



3.2%
3.1%
2.6%
3.2%
4.1%
3.2%
2.7%
6.0%
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

AFFO payout ratio



69.8%
73.5%
70.9%
76% = Peer Avg
69.4%
78.8%
76.9%
90.1%
79.2%
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Notes/Source: AFFO estimate is latest consensus median per S&P CapIQ; DRE per (implied, share-adjusted) guidance mid-point. Peer Median used to eliminate eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc. Dividend is consensus esitmate.

Price / AFFO 2018E



21.4
24.1
27.1
21.6
19.3
23.9
33.9
23.2 = Peer Avg
12.6
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Notes: AFFO estimate consensus median per S&P CapIQ; DRE per guidance mid-point. Peer median used to eliminate wide inconsistencies across analyst modeling of certain peer company gains from contributions, promotes, etc.

Premium / (Discount) to NAV



-7.7%
-2.8%
-2.0%
-8.4%
-14.0%
2.1%
1.8%
-5.5% = Peer Avg
-15.9%
DRE
PLD
DCT
FR
LPT
EGP
TRNO
STAG

Notes: source CapIQ; note CapIQ captures roughly 70% of DRE's analyst coverage which is deemed a reasonable sample for consensus and assumes peer consistency.

DukeREALTY

Note: All share price and estimates data as of 2/27/2018.

Why Duke Realty?

✓ Superior Asset Quality

- Youngest portfolio in industry and 288,000 square foot average building size produces lower capex, lower turnover, and higher credit tenants including fast growing e-commerce customers
- Benefit from tenant flight to quality in down cycle, more cash flow resilience

✓ Industry leading Management Team | 45 Year Development Track Record of Creating Value

- Highly renowned executive team with proven success; vertically integrated platform with deep customer relationships
- Industrial development starts have averaged $512 million since 2012 and averaged 61% pre-leased. Estimated margins over 20% generating significant value creation. Strategic land bank and land acquisitions fuels long term NAV growth potential

✓ Best in Class Balance Sheet

- Lowest Debt/EBITDA ratio in sector
- Excellent access to capital; emphasis on self-funding
- Positioned for offense as opportunities arise

✓ Consistent Cash Flow Growth

- 6.1% CAGR in AFFO for last 6 years with strong portfolio dynamics to drive continued growth
- Significant portfolio repositioning and corresponding FFO dilution now in rear view mirror; normalized growth expected starting 2H 2018

✓ Low Dividend Payout Ratio with Dividend Increases

- Dividend increases last three years (5.9%, 5.6% and 5.3%, respectively) and positioned for future increases

Sustainability at Duke Realty

Environmental

57 LEED CERTIFICATIONS
PROJECTS DELIVERED SINCE 2008

18 LEED ACCREDITED
PROFESSIONALS IN-HOUSE

Social

$198M 2016 VENDOR SPEND WITH SMALL AND DIVERSE BUSINESSES

12,370 TOTAL 2016 ASSOCIATE VOLUNTEER HOURS

Governance

GOVERNANCE QUALITY SCORE OF "2"**

OVER 20% FEMALE BOARD MEMBERS

PART OF GLOBAL WOMEN'S INDEX FUND

** *ISS QualityScore based on four "pillars"* - Board Structure, Shareholder Rights, Compensation and Audit. In aggregate, over 100 variables drive the composite score. Peer set is S&P 500 firms as of 2/1/18.

Revised January 31, 2018

2018 Range of Estimates

(dollars in millions except per share amounts)

Metrics	2017 Actual	Range of Estimates		Key Assumptions
		Pessimistic	Optimistic	
Net Income per Share Attributable to Common Shareholders - Diluted	$4.56	$0.68	$0.98	- Lower gains on property sales compared to 2017.
NAREIT FFO per Share Attributable to Common Shareholders - Diluted	$1.27	$1.24	$1.32	- Includes net gains on land sales.
Core FFO per Share Attributable to Common Shareholders - Diluted	$1.24	$1.24	$1.30	- Accretive development projects placed in service. - Slight decrease in occupancy with strong rent growth. - 2017 special dividend dilution.
Growth in AFFO - Share Adjusted	3.8%	2.7%	8.2%	- Driven by same factors impacting Core FFO.
Average Percentage Leased (stabilized/operating portfolio)	98.1%	97.1%	98.1%	- Strong leasing economics. - Lease significant speculative development. - Near peak occupancy and limited up-side on operating portfolio.
Average Percentage Leased (In-service portfolio)	96.3%	95.5%	96.5%	- Lease significant speculative development and acquisitions.
Same Property NOI Growth (1)	4.00%	3.25%	4.75%	- Continued solid rent growth expected, embedded lease escalators.
Building Acquisitions (Duke share)	$997	$100	$500	- Focused on Tier 1 markets.
Building Dispositions (Duke share)	$3,095	$300	$500	- Data centers and Midwest non-core industrial.
Land Sale Proceeds	$58	$10	$20	- Non-strategic inventory is shrinking.
Development Starts (JVs at 100%)	$866	$500	$700	- Good pipeline of BTS prospects. - Speculative industrial starts in targeted growth markets.
Service Operations Income	$5	$1	$4	- Focus on development over third party work. - Lower fees from joint ventures.
General & Administrative Expense	$55	$57	$53	- Stable overhead levels.
Effective Leverage (Gross Book Basis)	29%	34%	30%	- Reflects short-term impact of medical office properties disposition.
Fixed Charge Coverage (TTM)	4.5X	4.5x	5.0x	- Reflects impact of 2017 unstabilized development and acquisitions.
Net Debt to Core EBITDA (TTM)	4.5X	5.5x	5.0x	- Reflects short-term impact of medical office properties disposition. - Increase to fund development. - Maintain Baa1/BBB+ ratings.

(1) If only buildings that were stabilized at the beginning of 2016 were included in the same property population for 2017, it would have resulted in a .8% reduction to 2017's reported growth in same property net operating income.

CoStar Disclaimer

THESE COSTAR PORTFOLIO STRATEGY MATERIALS CONTAIN FINANCIAL AND OTHER INFORMATION FROM A VARIETY OF PUBLIC AND PROPRIETARY SOURCES. COSTAR GROUP, INC. AND ITS AFFILIATES (COLLECTIVELY, "COSTAR") HAVE ASSUMED AND RELIED UPON, WITHOUT INDEPENDENT VERIFICATION, THE ACCURACY AND COMPLETENESS OF SUCH THIRD PARTY INFORMATION IN PREPARING THESE MATERIALS.

THE MODELING, CALCULATIONS, FORECASTS, PROJECTIONS, EVALUATIONS, ANALYSES, SIMULATIONS, OR OTHER FORWARD-LOOKING INFORMATION PREPARED BY COSTAR AND PRESENTED HEREIN (THE "MATERIALS") ARE BASED ON VARIOUS ASSUMPTIONS CONCERNING FUTURE EVENTS AND CIRCUMSTANCES, WHICH ARE SPECULATIVE, UNCERTAIN AND SUBJECT TO CHANGE WITHOUT NOTICE. YOU SHOULD NOT RELY UPON THE MATERIALS AS PREDICTIONS OF FUTURE RESULTS OR EVENTS, AS ACTUAL RESULTS AND EVENTS MAY DIFFER MATERIALLY. ALL MATERIALS SPEAK ONLY AS OF THE DATE REFERENCED WITH RESPECT TO SUCH DATA AND MAY HAVE MATERIALLY CHANGED SINCE SUCH DATE. COSTAR HAS NO OBLIGATION TO UPDATE ANY OF THE MATERIALS INCLUDED IN THIS DOCUMENT. YOU SHOULD NOT CONSTRUE ANY OF THE DATA PROVIDED HEREIN AS INVESTMENT, TAX, ACCOUNTING OR LEGAL ADVICE.

COSTAR DOES NOT REPRESENT, WARRANT OR GUARANTY THE ACCURACY OR COMPLETENESS OF THE INFORMATION PROVIDED HEREIN AND SHALL NOT BE HELD RESPONSIBLE FOR ANY ERRORS IN SUCH INFORMATION. ANY USER OF THE INFORMATION PROVIDED HEREIN ACCEPTS THE INFORMATION "AS IS" WITHOUT ANY WARRANTIES WHATSOEVER. TO THE MAXIMUM EXTENT PERMITTED BY LAW, COSTAR DISCLAIMS ANY AND ALL LIABILITY IN THE EVENT ANY INFORMATION PROVIDED HEREIN PROVES TO BE INACCURATE, INCOMPLETE OR UNRELIABLE.

Definitions

Supplemental Performance Measures

Funds from Operations *("FFO")*: FFO is computed in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as net income (loss) excluding gains (losses) on sales of depreciable property and impairment charges related to depreciable real estate assets; plus real estate related depreciation and amortization, and after similar adjustments for unconsolidated joint ventures. We believe FFO to be most directly comparable to net income as defined by generally accepted accounting principles ("GAAP"). We believe that FFO should be examined in conjunction with net income (as defined by GAAP) as presented in the financial statements accompanying this release. FFO does not represent a measure of liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions to shareholders.

Core Funds from Operations *("Core FFO")*: Core FFO is computed as FFO adjusted for certain items that are generally non-cash in nature and that materially distort the comparative measurement of company performance over time. The adjustments include gains on sale of undeveloped land, impairment charges not related to depreciable real estate assets, tax expenses or benefits related to (i) changes in deferred tax asset valuation allowances, (ii) changes in tax exposure accruals that were established as the result of the previous adoption of new accounting principles, or (iii) taxable income (loss) related to other items excluded from FFO or Core FFO (collectively referred to as "other income tax items"), gains (losses) on debt transactions, gains (losses) on and related costs of acquisitions, gains on the sale of merchant buildings, promote income and charges related to major overhead restructuring activities, including severance. Although our calculation of Core FFO differs from NAREIT's definition of FFO and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance.

Adjusted Funds from Operations *("AFFO")*: AFFO is a supplemental performance measure defined by the company as Core FFO (as defined above), less recurring building improvements and total second generation capital expenditures (the leasing of vacant space that had previously been under lease by the company is referred to as second generation lease activity) related to leases commencing during the reporting period, and adjusted for certain non-cash items including straight line rental income and expense, non-cash components of interest expense and stock compensation expense, and after similar adjustments for unconsolidated partnerships and joint ventures.

Core EBITDA: Core EBITDA is earnings, including share of joint ventures, before interest, taxes, depreciation and amortization adjusted to exclude gains or losses on land or other property sales, gains or losses pertaining to acquisitions, impairment charges, capital transactions, promote income and severance charges related to major overhead restructuring activities.

Property Level Net Operating Income - Cash Basis ("PNOI"): PNOI is comprised of rental revenues from continuing operations less rental expenses and real estate taxes from continuing operations, along with adjustments to exclude the amortization of above and below market rents, amortization of lease concessions, lease termination fees as well as an adjustment to add back intercompany rent. PNOI, as we calculate it, may not be directly comparable to similarly titled, but differently calculated, measures for other REITs. We believe that PNOI is another useful supplemental performance measure, as it is an input in many REIT valuation models and it provides a means by which to evaluate the performance of the properties within our Rental Operations segments.

Same Property Performance Net Operating Income ("SPNOI"): We evaluate the performance of our properties, including our share of properties we jointly control, on a "same property" basis, using PNOI with certain minor adjustments. We view same property net operating income as a useful supplemental performance measure because it improves comparability between periods by eliminating the effects of changes in the composition of our portfolio. We define our same property portfolio as those properties that have been owned and in operation throughout the twenty-four months preceding the most recent reporting period. In addition to excluding properties that have not been owned and in operation for the most recent twenty-four months, we also exclude properties from our same property portfolio where revenues from individual lease buyouts in excess of $250,000 have been recognized. Beginning 1/1/2018, we will define our same property portfolio as those properties that were owned, stabilized, and in-service as of beginning of the most recent reporting period, and held as in service properties through the end of the reporting periods shown. We will exclude properties that have been sold or identified as held-for-sale through the end of the reporting periods shown.

FFO, Core FFO and AFFO

(in thousands)

	2018 Guidance	2017 Actual	2016 Actual	2015 Actual	2014 Actual	2013 Actual
Net income attributable to common shareholders	$ 300,501	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Add back:						
Noncontrolling interest in earnings of unitholders	2,821	15,176	3,089	6,404	2,627	2,094
Net Income Attributable to Common Shareholders-Diluted	**$ 303,322**	**$ 1,649,607**	**$ 315,232**	**$ 621,714**	**$ 207,520**	**$ 155,138**
Reconciliation to Funds From Operations ("FFO")						
Net Income Attributable to Common Shareholders	$ 300,501	$ 1,634,431	$ 312,143	$ 615,310	$ 204,893	$ 153,044
Adjustments:						
Depreciation and amortization	294,731	299,472	317,818	320,846	384,617	409,050
Joint Venture share of adjustments	(120)	(41,019)	(40,405)	13,336	(56,422)	(19,987)
Gains on property sales, net of taxes and impairments	(131,782)	(1,448,080)	(159,979)	(651,941)	(167,947)	(192,421)
Noncontrolling interest share of adjustments	(1,465)	10,939	(1,157)	3,265	(2,030)	(2,645)
NAREIT FFO Attributable to Common Shareholders - Basic	461,865	455,743	428,420	300,816	363,111	347,041
Noncontrolling interest in income of unitholders	2,821	15,176	3,089	6,404	2,627	2,094
Noncontrolling interest share of adjustments	1,465	(10,939)	1,157	(3,265)	2,030	2,645
NAREIT FFO Attributable to Common Shareholders - Diluted	**$ 466,151**	**$ 459,980**	**$ 432,666**	**$ 303,955**	**$ 367,768**	**$ 351,780**
Gain on land sales, including share of joint ventures	(4,545)	(12,329)	(13,040)	(35,054)	(10,441)	(9,547)
Gain on non-depreciable property sale - joint venture	—	(119)	(6,156)	—	—	—
Loss on debt extinguishment, including share of joint ventures	—	26,104	35,526	85,713	283	9,433
Adjustments for redemption/repurchase of preferred shares	—	—	—	—	13,752	5,932
Land impairment charges, including joint ventures	—	3,622	14,299	41,637	33,700	3,777
Other income tax items	—	(7,685)	—	—	—	(641)
Overhead restructuring charges	—	—	—	7,422	—	—
Promote income	—	(20,007)	(26,299)	—	—	—
Acquisition-related activity	—	—	(7,176)	8,499	1,099	3,093
Core FFO Attributable to Common Shareholders - Diluted	**$ 461,606**	**$ 449,566**	**$ 429,820**	**$ 412,172**	**$ 406,161**	**$ 363,827**
Adjusted FFO						
Core FFO - Diluted	$ 461,606	$ 449,566	$ 429,820	$ 412,172	$ 406,161	$ 363,827
Adjustments:						
Straight-line rental income and expense	(21,649)	(17,328)	(17,107)	(23,232)	(22,170)	(17,552)
Amortization of above/below market rents and concessions	(2,007)	1,201	1,526	3,659	5,348	9,054
Recurring capital expenditures	(40,790)	(59,051)	(60,894)	(61,693)	(81,447)	(82,799)
Other	23,607	24,270	24,749	23,804	22,127	23,917
Adjusted FFO - Diluted	**$ 420,767**	**$ 398,658**	**$ 378,094**	**$ 354,710**	**$ 330,019**	**$ 296,447**
Dividends Paid (Excluding Special Dividends)	$ 291,783	$ 276,539	$ 257,822	$ 241,293	$ 231,178	$ 223,286
Special Dividends	$ —	$ 305,628	$ —	$ 69,055	$ —	—

SPNOI
(unaudited and in thousands)

Same Property Net Operating Income (Industrial Only)	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016	Percent Increase
Income from continuing operations before income taxes	$ 290,235	$ 297,832	
Share of same property NOI from unconsolidated joint ventures	15,071	16,465	
Income and expense items not allocated to segments	230,686	182,904	
Earnings from service operations	(4,963)	(8,343)	
Properties not included and other adjustments	(99,681)	(73,939)	
SPNOI	**$ 431,348**	**$ 414,919**	**4.0%**
Less properties excluded from same property population under 2018 methodology	(8,843)	(5,334)	
SPNOI, if 2018 Definition Applied to 2017	**$ 422,505**	**$ 409,585**	**3.2%**